UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 26, 2000


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 CenturyTel Drive, Monroe, Louisiana                 71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000



Item 5.   Other Events

   The following press release was issued by CenturyTel,Inc. on October 26, 2000:



FOR IMMEDIATE RELEASE:              FOR MORE INFORMATION CONTACT:
October 26, 2000                    Media: Patricia Cameron (318) 388-9674
                                    patricia.cameron@centurytel.com
                                    Investors: Jeffrey S. Glover (318) 388-9648 jeff.glover@centurytel.com

CenturyTel Achieves 16 Percent Third Quarter Revenue Growth Fueled by
---------------------------------------------------------------------
Acquisitions and Strong Core Business Unit Performance
------------------------------------------------------

Monroe, LA . . CenturyTel, Inc.(NYSE Symbol: CTL) announces operating results for third quarter 2000.

o  Revenues from recurring operations climbed 16.4% to $482.1 million.

o Earnings from recurring operations before interest, taxes, depreciation, amortization and gain on sales of assets, advanced 16.7% to $260.0 million.

o  Net income from recurring operations increased 3.9% to $66.6 million.

o  Diluted earnings per share from recurring operations rose 4.4% to $.47.

o  Cash earnings per share from recurring operations increased 7.5% to $.57.

--------------------------------------------------------------------
Third Quarter Highlights*
(Dollars, except per share            Quarter Ended    Quarter Ended
amounts, in thousands)                   9/30/00          9/30/99      % Change
--------------------------------------------------------------------

 Revenues (1)                           $ 482,067    $   413,979        16.4%
 EBITDA (2)                             $ 260,020    $   222,807        16.7%
 Net Income (3)                         $  66,646    $    64,175         3.9%
 Diluted Earnings Per Share (3)         $     .47    $       .45         4.4%
 Average Diluted Shares Outstanding       141,848        141,504         0.2%

 Telephone Revenues (1)                 $ 324,608    $   273,644        18.6%
 Wireless Revenues                      $ 120,232    $   109,778         9.5%
 Other Operations Revenues              $  37,227    $    30,557        21.8%
--------------------------------------------------------------------
 Telephone Access Lines                 1,800,728      1,263,036        42.6%
 Wireless Units in Majority-Owned
  Markets                                 741,183        640,311        15.8%
--------------------------------------------------------------------
*Excluding the effects of asset divestitures and nonrecurring gains and losses

(1) Includes $41.0 million revenue contribution from acquisitions in third quarter 2000
(2) Earnings from recurring operations before interest, taxes, depreciation, amortization and gain on sales of assets
(3) Excludes one-time net gains of $1.3 million, or $.01 per share, in third quarter 2000 and $741,000, or $.005 per share, in third quarter 1999

                         -----------------------------

     "CenturyTel achieved strong operating results for the quarter driven by excellent revenue and cash flow growth," Glen F. Post, III, President and Chief Executive Officer, said. "The Verizon acquisitions were completed this quarter, and the integration is on track. Our revenue growth was driven by acquisitions, increased digital wireless customers, and higher data services revenue."

     Net income from recurring operations for the quarter rose 3.9% to $66.6 million from $64.2 million in third quarter 1999. Diluted earnings per share from recurring operations increased 4.4% to $.47 from $.45. Cash earnings per share from recurring operations increased 7.5% to $.57 from $.53. Consolidated revenues from recurring operations rose 16.4% to $482.1 million from $414.0 million. EBITDA from recurring operations grew to $260.0 million from $222.8 million, a 16.7% increase. CenturyTel achieved a consolidated EBITDA margin of 53.9% during the quarter.

     "The acquisition of nearly 500,000 telephone access lines from Verizon this quarter represents a 40% increase in our telephone operations. We look forward to realizing a full revenue contribution from these acquisitions in the fourth quarter," Post said.

     Telephone revenues grew 18.6% to $324.6 million during the quarter, compared with $273.6 million in third quarter 1999. The Verizon acquisitions contributed $41.0 million to quarterly revenues. Telephone operating income increased 22.2%, reaching $99.8 million from $81.6 million, and EBITDA rose 23.4% to $182.1 million from $147.6 million a year ago. CenturyTel's third quarter telephone EBITDA margin was 56.1% while the operating income margin was 30.7%.

     "CenturyTel's rollout of high-speed Internet access continues to gain momentum. At the end of the third quarter, high-speed Internet access via DSL was available to 26% of CenturyTel's telephone access lines, excluding newly acquired markets," Post said.

     Wireless revenues from recurring operations grew 9.5% to $120.2 million in third quarter 2000, compared with $109.8 million in third quarter 1999. Wireless operating income from recurring operations was $39.3 million compared to $40.0 million in 1999, and EBITDA from recurring operations was $55.4 million compared to $56.9 million a year ago. CenturyTel's third quarter wireless EBITDA margin was 46.1% (47.4% based on service revenues), and operating income margin was 32.7% (33.6% based on service revenues). Average monthly cellular service revenue per user (ARPU) was $52 during third quarter 2000, an 8.8% decrease from $57 a year ago. CenturyTel added 21,900 contract customers while 30,100 non-revenue-generating prepaid customers were disconnected during the quarter. The average monthly contract customer churn rate was 1.9%.

     "The addition of 21,900 contract customers this quarter compares with 1,100 contract additions in third quarter 1999. The vast majority of these new customers are on digital rate plans that typically produce an above average ARPU. We continue to focus on adding contract customers while decreasing our focus on prepaid plans for customer growth," Post said.

     Other operations revenues from recurring operations grew 21.8% to $37.2 million during third quarter 2000, compared with $30.6 million in third quarter 1999. CenturyTel's long distance business generated $4.5 million of the increase in other operations revenues. CenturyTel now serves more than 347,000 long distance customers, adding nearly 21,000 during the quarter.

     During the first nine months of 2000, net income from recurring operations was $174.0 million, a 3.3% decrease from $179.9 million in 1999. Diluted earnings per share from recurring operations declined 3.1% to $1.23 from $1.27, and cash earnings per share declined 1.3% to $1.49 from $1.51. Consolidated revenues from recurring operations rose 11.0% to $1.3 billion from $1.2 billion. EBITDA grew to $683.9 million from $646.5 million, a 5.8% increase. Free cash flow generation was $130.3 million during the first nine months of 2000.

     During the third quarter 2000, CenturyTel borrowed $1.46 billion under its credit facilities to finance the Verizon acquisitions. A substantial portion of this debt was refinanced longer term with the issuance of $900 million of senior notes in mid-October 2000.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the Company's ability to effectively manage its growth; including integrating newly acquired businesses into our operations; hiring adequate numbers of qualified staff and successfully upgrading our billing and other information systems; the inherent risk of rapid technological change; the effects of regulatory decisions affecting the Company or the telecommunications industry generally; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

     Investors can access CenturyTel's earnings conference call and replay by accessing the company's website at (www.centurytel.com) A separate dial-up replay number is available until the close of business on Monday, October 30. The replay number is 1-800-625-5288 and the access code is 827283.

     CenturyTel, Inc. provides communications services including local exchange, wireless, long distance, Internet access and security monitoring services to nearly three million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 8th largest local exchange telephone company, based on access lines, and the 8th largest cellular company, based on population equivalents owned, in the United States.

     Visit CenturyTel's corporate website at (www.centurytel.com)


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (UNAUDITED)

                                                                       INCREASE
In thousands, except per share amounts      2000          1999        (DECREASE)
--------------------------------------------------------------------------------
      TELEPHONE OPERATIONS
Operating revenues
   Local service                       $   106,304        86,010          23.6%
   Network access                          187,254       159,682          17.3%
   Other                                    31,050        27,952          11.1%
----------------------------------------------------------------
                                           324,608       273,644          18.6%
----------------------------------------------------------------

Operating expenses
   Plant operations                         76,086        64,076          18.7%
   Customer operations                      28,623        21,398          33.8%
   Corporate and other                      37,766        40,548          (6.9%)
   Depreciation and amortization            82,380        66,014          24.8%
----------------------------------------------------------------
                                           224,855       192,036          17.1%
----------------------------------------------------------------
Telephone operating income                  99,753        81,608          22.2%
----------------------------------------------------------------

      WIRELESS OPERATIONS
Operating revenues
   Service revenues                        116,862       109,318           6.9%
   Equipment sales                           3,370         2,334          44.4%
----------------------------------------------------------------
                                           120,232       111,652           7.7%
----------------------------------------------------------------
Operating expenses
   Cost of equipment sold                    7,192         4,200          71.2%
   System operations                        19,749        13,864          42.4%
   General, administrative and
     customer service                       18,796        22,128         (15.1%)
   Sales and marketing                      19,081        13,588          40.4%
   Depreciation and amortization            16,134        17,167          (6.0%)
----------------------------------------------------------------
                                            80,952        70,947          14.1%
----------------------------------------------------------------
Wireless operating income                   39,280        40,705          (3.5%)
----------------------------------------------------------------

      OTHER OPERATIONS
Operating revenues                          37,794        33,909          11.5%
----------------------------------------------------------------

Operating expenses
   Cost of sales and other                  28,542        25,044          14.0%
   Depreciation and amortization             1,226         1,119           9.6%
----------------------------------------------------------------
                                            29,768        26,163          13.8%
----------------------------------------------------------------
Other operating income                       8,026         7,746           3.6%
----------------------------------------------------------------

TOTAL OPERATING INCOME                     147,059       130,059          13.1%

OTHER INCOME (EXPENSE)
   Gain on sales of assets                  10,683         1,201         789.5%
   Interest expense                        (48,904)      (34,997)         39.7%
   Income from unconsolidated
     cellular entities                      11,366        10,801           5.2%
   Minority interest                        (2,889)       (3,460)        (16.5%)
   Other income and expense                 (4,065)        1,108        (466.9%)
   Income tax expense                      (46,026)      (40,183)         14.5%
----------------------------------------------------------------
NET INCOME                             $    67,224        64,529           4.2%
================================================================

EARNINGS PER SHARE
   Basic (1)                           $      0.48          0.46           4.3%
   Diluted (2)                         $      0.47          0.46           2.2%

SHARES OUTSTANDING
   Basic                                   140,220       139,085           0.8%
   Diluted                                 141,848       141,504           0.2%

DIVIDENDS PER COMMON SHARE             $    0.0475        0.0450           5.6%

(1) Excluding the effect of asset divestitures and nonrecurring gains and losses, basic earnings per share were $.47 and $.46 for 2000 and 1999, respectively
(2) Excluding the effect of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $.47 and $.45 for 2000 and 1999, respectively


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (UNAUDITED)


Excludes the effect of asset divestitures and nonrecurring gains and losses
                                                                      INCREASE
In thousands, except per share amounts      2000          1999       (DECREASE)
--------------------------------------------------------------------------------

      TELEPHONE OPERATIONS
Operating revenues
   Local service                       $   106,304        86,010          23.6%
   Network access                          187,254       159,682          17.3%
   Other                                    31,050        27,952          11.1%
----------------------------------------------------------------
                                           324,608       273,644          18.6%
----------------------------------------------------------------
Operating expenses
   Plant operations                         76,086        64,076          18.7%
   Customer operations                      28,623        21,398          33.8%
   Corporate and other                      37,766        40,548          (6.9%)
   Depreciation and amortization            82,380        66,014          24.8%
----------------------------------------------------------------
                                           224,855       192,036          17.1%
----------------------------------------------------------------
Telephone operating income                  99,753        81,608          22.2%
----------------------------------------------------------------

      WIRELESS OPERATIONS
Operating revenues
   Service revenues                        116,862       107,584           8.6%
   Equipment sales                           3,370         2,194          53.6%
----------------------------------------------------------------
                                           120,232       109,778           9.5%
----------------------------------------------------------------

Operating expenses
   Cost of equipment sold                    7,192         4,055          77.4%
   System operations                        19,749        13,444          46.9%
   General, administrative and
     customer service                       18,796        21,811         (13.8%)
   Sales and marketing                      19,081        13,560          40.7%
   Depreciation and amortization            16,134        16,909          (4.6%)
----------------------------------------------------------------
                                            80,952        69,779          16.0%
----------------------------------------------------------------
Wireless operating income                   39,280        39,999          (1.8%)
----------------------------------------------------------------

      OTHER OPERATIONS
Operating revenues                          37,227        30,557          21.8%
----------------------------------------------------------------

Operating expenses
   Cost of sales and other                  27,108        20,836          30.1%
   Depreciation and amortization             1,140           868          31.3%
----------------------------------------------------------------
                                            28,248        21,704          30.2%
----------------------------------------------------------------
Other operating income                       8,979         8,853           1.4%
----------------------------------------------------------------

TOTAL OPERATING INCOME                     148,012       130,460          13.5%

OTHER INCOME (EXPENSE)
   Interest expense                        (48,806)      (34,974)         39.5%
   Income from unconsolidated
     cellular entities                      11,366        10,801           5.2%
   Minority interest                        (2,889)       (3,460)        (16.5%)
   Other income and expense                  3,877         1,215         219.1%
   Income tax expense                      (44,914)      (39,867)         12.7%
----------------------------------------------------------------
NET INCOME                             $    66,646        64,175           3.9%
================================================================

EARNINGS PER SHARE
   Basic                               $      0.47          0.46           2.2%
   Diluted                             $      0.47          0.45           4.4%

SHARES OUTSTANDING
   Basic                                   140,220       139,085           0.8%
   Diluted                                 141,848       141,504           0.2%

DIVIDENDS PER COMMON SHARE             $    0.0475        0.0450           5.6%


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (UNAUDITED)

                                                                      INCREASE
In thousands, except per share amounts      2000          1999       (DECREASE)
--------------------------------------------------------------------------------

      TELEPHONE OPERATIONS
Operating revenues
   Local service                       $   284,896       266,119           7.1%
   Network access                          510,440       482,626           5.8%
   Other                                    82,286        88,069          (6.6%)
----------------------------------------------------------------
                                           877,622       836,814           4.9%
----------------------------------------------------------------
Operating expenses
   Plant operations                        198,625       188,226           5.5%
   Customer operations                      76,893        66,039          16.4%
   Corporate and other                     117,634       116,305           1.1%
   Depreciation and amortization           217,371       205,969           5.5%
----------------------------------------------------------------
                                           610,523       576,539           5.9%
----------------------------------------------------------------
Telephone operating income                 267,099       260,275           2.6%
----------------------------------------------------------------

      WIRELESS OPERATIONS
Operating revenues
   Service revenues                        320,836       312,873           2.5%
   Equipment sales                          10,942         7,372          48.4%
----------------------------------------------------------------
                                           331,778       320,245           3.6%
----------------------------------------------------------------

Operating expenses
   Cost of equipment sold                   21,728        13,848          56.9%
   System operations                        51,782        42,394          22.1%
   General, administrative
     and customer service                   56,423        60,113          (6.1%)
   Sales and marketing                      60,637        41,130          47.4%
   Depreciation and amortization            49,225        50,963          (3.4%)
----------------------------------------------------------------
                                           239,795       208,448          15.0%
----------------------------------------------------------------
Wireless operating income                   91,983       111,797         (17.7%)
----------------------------------------------------------------

      OTHER OPERATIONS
Operating revenues                         109,346        93,152          17.4%
----------------------------------------------------------------

Operating expenses
   Cost of sales and other                  81,331        70,556          15.3%
   Depreciation and amortization             3,724         3,361          10.8%
----------------------------------------------------------------
                                            85,055        73,917          15.1%
----------------------------------------------------------------
Other operating income                      24,291        19,235          26.3%
----------------------------------------------------------------

TOTAL OPERATING INCOME                     383,373       391,307          (2.0%)

OTHER INCOME (EXPENSE)
   Gain on sales of assets                  20,593        51,160         (59.7%)
   Interest expense                       (120,213)     (114,725)          4.8%
   Income from unconsolidated
     cellular entities                      19,382        26,913         (28.0%)
   Minority interest                        (8,052)      (25,560)        (68.5%)
   Other income and expense                  2,548         6,722         (62.1%)
   Income tax expense                     (123,278)     (156,721)        (21.3%)
----------------------------------------------------------------
NET INCOME                             $   174,353       179,096          (2.6%)
================================================================

EARNINGS PER SHARE
   Basic (1)                           $      1.24          1.29          (3.9%)
   Diluted (2)                         $      1.23          1.27          (3.1%)

SHARES OUTSTANDING
   Basic                                   139,989       138,668           1.0%
   Diluted                                 141,769       141,331           0.3%

DIVIDENDS PER COMMON SHARE             $    0.1425        0.1350           5.6%

(1) Excluding the effects of asset divestitures and nonrecurring gains and losses, basic earnings per share were $1.24 and $1.30 for 2000 and 1999, respectively
(2) Excluding the effects of asset divestitures and nonrecurring gains and losses, basic earnings per share were $1.23 and $1.27 for 2000 and 1999, respectively


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (UNAUDITED)

Excludes the effect of asset divestitures and nonrecurring gains and losses
                                                                      INCREASE
In thousands, except per share amounts       2000          1999      (DECREASE)
--------------------------------------------------------------------------------

      TELEPHONE OPERATIONS
Operating revenues
   Local service                       $   284,896       251,708          13.2%
   Network access                          510,440       460,442          10.9%
   Other                                    82,286        81,748           0.7%
----------------------------------------------------------------
                                           877,622       793,898          10.5%
----------------------------------------------------------------

Operating expenses
   Plant operations                        198,625       176,213          12.7%
   Customer operations                      76,893        62,230          23.6%
   Corporate and other                     117,634       112,778           4.3%
   Depreciation and amortization           217,371       195,472          11.2%
----------------------------------------------------------------
                                           610,523       546,693          11.7%
----------------------------------------------------------------
Telephone operating income                 267,099       247,205           8.0%
----------------------------------------------------------------

      WIRELESS OPERATIONS
Operating revenues
   Service revenues                        320,824       301,433           6.4%
   Equipment sales                          10,860         6,939          56.5%
----------------------------------------------------------------
                                           331,684       308,372           7.6%
----------------------------------------------------------------

Operating expenses
   Cost of equipment sold                   21,651        13,462          60.8%
   System operations                        51,682        40,321          28.2%
   General, administrative and
     customer service                       56,423        58,269          (3.2%)
   Sales and marketing                      60,628        40,478          49.8%
   Depreciation and amortization            49,141        48,595           1.1%
----------------------------------------------------------------
                                           239,525       201,125          19.1%
----------------------------------------------------------------
Wireless operating income                   92,159       107,247         (14.1%)
----------------------------------------------------------------

      OTHER OPERATIONS
Operating revenues                         105,587        81,936          28.9%
----------------------------------------------------------------

Operating expenses
   Cost of sales and other                  74,553        57,178          30.4%
   Depreciation and amortization             3,200         2,467          29.7%
----------------------------------------------------------------
                                            77,753        59,645          30.4%
----------------------------------------------------------------
Other operating income                      27,834        22,291          24.9%
----------------------------------------------------------------

TOTAL OPERATING INCOME                     387,092       376,743           2.7%

OTHER INCOME (EXPENSE)
   Interest expense                       (119,927)     (101,118)         18.6%
   Income from unconsolidated
     cellular entities                      24,712        26,913          (8.2%)
   Minority interest                        (8,052)       (9,930)        (18.9%)
   Other income and expense                 10,475         6,197          69.0%
   Income tax expense                     (120,342)     (118,909)          1.2%
----------------------------------------------------------------
NET INCOME                             $   173,958       179,896          (3.3%)
================================================================

EARNINGS PER SHARE
   Basic                               $      1.24          1.30          (4.6%)
   Diluted                             $      1.23          1.27          (3.1%)

SHARES OUTSTANDING
   Basic                                   139,989       138,668           1.0%
   Diluted                                 141,769       141,331           0.3%

DIVIDENDS PER COMMON SHARE             $    0.1425        0.1350           5.6%



                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 2000 AND DECEMBER 31, 1999
                                   (UNAUDITED)

                                              September 30,         December 31,
                                                  2000                 1999
--------------------------------------------------------------------------------
                                                        (in thousands)
                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                 $     71,645               56,640
  Other current assets                           299,334              229,433
--------------------------------------------------------------------------------
    Total current assets                         370,979              286,073
--------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
  Telephone                                    4,901,664            3,439,469
  Wireless                                       503,215              472,725
  Other                                          362,057              281,713
  Accumulated depreciation                    (2,875,149)          (1,937,449)
--------------------------------------------------------------------------------
    Net property, plant and equipment         2,891,787             2,256,458
--------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired           2,523,254            1,644,884
  Other                                          524,862              517,992
--------------------------------------------------------------------------------
    Total investments and other assets         3,048,116            2,162,876
--------------------------------------------------------------------------------
TOTAL ASSETS                                $  6,310,882            4,705,407
================================================================================

                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Short-term debt and current
   maturities of                            $    349,204               62,098
  Other current liabilities                      316,581              247,079
--------------------------------------------------------------------------------
    Total current liabilities                    665,785              309,177

LONG-TERM DEBT                                 3,129,988            2,078,311
DEFERRED CREDITS AND OTHER LIABILITIES           531,657              469,927
STOCKHOLDERS' EQUITY                           1,983,452            1,847,992
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                $  6,310,882            4,705,407
================================================================================


                              CAPITAL EXPENDITURES
                 NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                          INC
                                                   2000       1999       (DEC)
--------------------------------------------------------------------------------
                                                    (in thousands)
Telephone                                   $    157,841    145,178       8.7%
Wireless                                          38,964     44,262     (12.0%)
Corporate and other                               85,876     47,558      80.6%
-------------------------------------------------------------------
  Total capital expenditures                $    282,681    236,998      19.3%
===================================================================


                              CAPITAL EXPENDITURES
                 THREE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                          INC
                                                   2000       1999       (DEC)
--------------------------------------------------------------------------------
                                                    (in thousands)
Telephone                                   $     82,427     58,554      40.8%
Wireless                                          24,279     11,072     119.3%
Corporate and other                               36,568     18,244     100.4%
-------------------------------------------------------------------
  Total capital expenditures                $    143,274     87,870      63.1%
===================================================================




                                 SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CenturyTel, Inc.

                                 By:   /s/ Neil A. Sweasy
                                       -------------------------
                                       Neil A. Sweasy
                                       Vice President and Controller